UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2012 (February 6, 2012)

     LIZ CLAIBORNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 354-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On February 6, 2012, Liz Claiborne, Inc. (the “Company”) purchased 30.0 million euro aggregate principal amount of the Company’s existing 5.0% Notes due July 2013 (the “Euro Notes”) for total consideration of 30.5 million euro, plus accrued interest. Since December 31, 2011, the Company has purchased 40.0 million euro aggregate principal amount of the Euro Notes for total consideration of 40.6 million euro, plus accrued interest. As of February 6, 2012, 81.5 million euro aggregate principal amount of the Euro Notes remained outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Date: February 8, 2012	By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President – Chief Legal Officer,
General Counsel and Secretary